    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 2000
                                                      REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                   ----------

                           REGENT COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                       31-1492857
(STATE OF INCORPORATION)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                                      4830
                          (PRIMARY STANDARD INDUSTRIAL
                           CLASSIFICATION CODE NUMBER)
                    50 EAST RIVERCENTER BOULEVARD, SUITE 180
                            COVINGTON, KENTUCKY 41011
                                 (606) 292-0030
     (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 TERRY S. JACOBS
                              CHAIRMAN OF THE BOARD
                           AND CHIEF EXECUTIVE OFFICER
                           REGENT COMMUNICATIONS, INC.
                    50 EAST RIVERCENTER BOULEVARD, SUITE 180
                            COVINGTON, KENTUCKY 41011
                                 (606) 292-0030
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                                   ----------

                                   COPIES TO:

ALAN C. ROSSER                                              JONATHAN JEWETT
STRAUSS & TROY                                              SHEARMAN & STERLING
150 EAST FOURTH STREET                                      599 LEXINGTON AVENUE
CINCINNATI, OH 45202-4018                                   NEW YORK, NY 10022
(513) 621-2120

                                   ----------


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-91703.

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                   ----------

===================================================================================================================================
       TITLE OF EACH CLASS OF          AMOUNT TO BE        PROPOSED MAXIMUM         PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
    SECURITIES TO BE REGISTERED       REGISTERED (1)   OFFERING PRICE PER SHARE           OFFERING PRICE          REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value             3,047,500            $8.50                    $25,903,750                 $6839
===================================================================================================================================

(1) Includes 397,500 shares of common stock which the underwriters may purchase to cover overallotments, if any.

         THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-1 filed by Regent Communications, Inc. with the Securities and Exchange Commission (File No. 333-91703) pursuant to the Securities Act of 1933, as amended, and declared effective on January 24, 2000 is incorporated by reference into this Registration Statement.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) EXHIBITS.

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-91703 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.

EXHIBIT
   NO.                                   DESCRIPTION
   ---                                   -----------

  5.01        Opinion of Strauss & Troy.

 23.01        Consent of PricewaterhouseCoopers LLP, independent accountants.

 23.02        Consent of PricewaterhouseCoopers LLP, independent accountants.

 23.03        Consent of BDO Seidman, LLP.

 23.04 Consent of Stockman Kast Ryan & Company LLP, independent accountants.

 23.05 Consent of Strauss & Troy (included in the opinion filed as Exhibit 5.1).

     (b) FINANCIAL STATEMENT SCHEDULES.

     Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         REGENT COMMUNICATIONS, INC.
                                                  (Registrant)



Date: January 24, 2000                   By: /s/ Terry S. Jacobs
      ----------------                       ----------------------
                                                Terry S. Jacobs
                                             Chairman of the Board,
                                      Chief Executive Officer and Treasurer


         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

            Signature                                Title                                  Date
            ---------                                -----                                  ----

/s/     Terry S. Jacobs                  Chairman of the Board, Chief                    January 24, 2000
-----------------------------------      Executive Officer, Treasurer and
        Terry S. Jacobs                  Director (Principal Executive
       Attorney-in-Fact                  Officer)

/s/          *                           President, Chief Operating Officer,             January 24, 2000
-----------------------------------      Secretary and Director
     William L. Stakelin

/s/          *                           Vice President and Chief Financial              January 24, 2000
-----------------------------------      Officer (Principal Financial and
    Anthony A. Vasconcellos              Principal Accounting Officer)

/s/          *                           Vice-Chairman of the Board and                  January 24, 2000
-----------------------------------      Director
       Joel M. Fairman

                                         Director
-----------------------------------
        R. Glen Mayfield

/s/          *                           Director                                        January 24, 2000
-----------------------------------
         John H. Wyant

/s/          *                           Director                                        January 24, 2000
-----------------------------------
         William H. Ingram

/s/          *                           Director                                        January 24, 2000
-----------------------------------
         Richard H. Patterson

                                         Director
-----------------------------------
         Kenneth J. Hanau

                                  EXHIBIT INDEX



EXHIBIT
   NO.                                   DESCRIPTION
   ---                                   -----------

  5.01        Opinion of Strauss & Troy.

 23.01        Consent of PricewaterhouseCoopers LLP, independent accountants.

 23.02        Consent of PricewaterhouseCoopers LLP, independent accountants.

 23.03        Consent of BDO Seidman, LLP.

 23.04 Consent of Stockman Kast Ryan & Company LLP, independent accountants.

 23.05 Consent of Strauss & Troy (included in the opinion filed as Exhibit 5.1).